Pilgrim’s Pride Corporation (NASDAQ: PPC) Financial Results for Third Quarter Ended September 25, 2022

Cautionary Notes and Forward-Looking Statements  Statements contained in this press release that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim’s Pride Corporation and its management are considered forward-looking statements. Without limiting the foregoing, words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “should,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: the impact of the COVID-19 pandemic, efforts to contain the pandemic and resulting economic downturn on our operations and financial condition, including the risk that our health and safety measures at Pilgrim’s Pride production facilities will not be effective, the risk that we may be unable to prevent the infection of our employees at these facilities, and the risk that we may need to temporarily close one or more of our production facilities; the risk that we may experience decreased production and sales due to the changing demand for food products; the risk that we may face a significant increase in delayed payments from our customers; and additional risks related to COVID-19 set forth in our most recent Form 10-K and Form 10-Q filed with the SEC; matters affecting the poultry industry generally; the ability to execute the Company’s business plan to achieve desired cost savings and profitability; future pricing for feed ingredients and the Company’s products; outbreaks of avian influenza or other diseases, either in Pilgrim’s Pride’s flocks or elsewhere, affecting its ability to conduct its operations and/or demand for its poultry products; contamination of Pilgrim’s Pride’s products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of cash resources; restrictions imposed by, and as a result of, Pilgrim’s Pride’s leverage; changes in laws or regulations affecting Pilgrim’s Pride’s operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause the costs of doing business to increase, cause Pilgrim’s Pride to change the way in which it does business, or otherwise disrupt its operations; competitive factors and pricing pressures or the loss of one or more of Pilgrim’s Pride’s largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels, including, but not limited to, the impacts of the Russia-Ukraine conflict; the risk of cyber-attacks, natural disasters, power losses, unauthorized access, telecommunication failures, and other problems on our information systems; and the impact of uncertainties of litigation and other legal matters described in our most recent Form 10-K and Form 10-Q, including the In re Broiler Chicken Antitrust Litigation, as well as other risks described under “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings with the Securities and Exchange Commission. The forward- looking statements in this release speak only as of the date hereof, and the Company undertakes no obligation to update any such statement after the date of this release, whether as a result of new information, future developments or otherwise, except as may be required by applicable law.  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements..

Third Quarter 2022 Financial Review  U.S.: Diversified portfolio across bird sizes and Key Customer strategy proved differentiating factor during changing market conditions; UK/Europe: Despite challenging consumer environment and extensive inflation, sequential quarter-over-quarter and year-over-year profit improvement through Key Customer partnerships and operational efficiencies; Mexico: decline in profitability given seasonality, weakened market conditions, and significant challenges in live operations at our locations  SG&A lower due to prior year legal contingency and acquisition costs; partially offset by inclusion of Food Masters in 2022.  Adjusted Q3 2022 EBITDA growth reflects the benefits of our portfolio balance, Key Customer strategy, and geographical diversification. Main Indicators ($M) Q3 2022 Q3 2021 Net Revenue 4,469.0 3,827.6 Gross Profit 497.3 371.8 SG&A 158.1 251.1 Operating Income 339.2 120.8 Net Interest 34.2 28.6 Net Income 259.0 60.8 Earnings Per Share (EPS) 1.08 0.25 Adjusted EBITDA* 460.5 346.9 Adjusted EBITDA Margin* 10.3% 9.1% * This is a non-GAAP measurement considered by management to be useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and reconciliation to GAAP. In $M U.S. EU MX Net Sales 2,836.9 1,203.1 429.0 Operating Income 338.5 14.2 (13.6) Operating Income Margin 11.9% 1.2% (3.2)% 3 Source: PPC

Corn Stocks Decrease 4  USDA’s Sept. 1 grain stocks lowered the crop year ‘21/22 ending stocks to 1.38B bu, down 145M bu from the prior USDA balance sheet. The loss was partially attributed to a downward adjustment in last year’s crop production.  For the ‘22/23 crop, USDA yield estimates have slid to 171.9 bu/acre, down 2.9% year- on-year, due largely to hot, dry conditions in the Western portion of the Corn Belt. Ending stocks for ‘22/23 are thus projected tighter year-on-year.  Black Sea grain flows, South American weather, and the macro environment will be critical in rationing U.S. demand and shaping production economics for next year’s crop mix. Source: PPC

Soybean Stocks Decrease 5  Crop year ‘21/22 ending stocks on soybeans were reported 7% higher year-on-year, and last year’s crop production was revised up 30.2M bu.  However, the most recent USDA forecast for the’22/23 soybean crop revised yields down to 49.8 bu/ac.  Similar to grains, South American production and the macro environment will be critical in navigating another year with historically low stocks and shaping spring planting plans. Source: PPC

Fiscal Year 2022 Capital Spending  Continued strong financial results have enabled us to maintain and direct more capital spending towards identified projects with rapid payback and structural improvements.  New strategic and automation projects will support Key Customers’ growth and emphasize our focus on further diversification of our portfolio and operational improvements Capex (US$M) 6Source: PPC

- 2,000 4,000 6,000 8,000 10,000 12,000 Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Th ou sa nd H ea d 2021 2022 5 Yr. Avg.  Trailing 8-Month placements down 3.4% vs. year ago.  No major capacity changes expected in 2022. Pullet Placements Down 13% in Q3-2022; Placements Down 4.7% YTD 2022 Source: USDA Intended Pullet Placements

1,500 1,550 1,600 1,650 1,700 1,750 1,800 1,850 1,900 1,950 2,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Eg gs Eggs/100 Source: USDA  Broiler layer flock up 0.7% YoY in Q3-22.  Eggs/100 up 0.6% YoY in Q3-22. Broiler Layer Flock Increased Y/Y in Q3; Eggs/100 Pacing Above 2021 Levels 50,000 52,000 54,000 56,000 58,000 60,000 62,000 64,000 66,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec He ad (0 00 ) Broiler Type Hatching Layers 2021 2022 5 Yr. Avg.

9 Hatchery Utilization Remains Elevated, Setting New Highs in Q3-22 Source: Agristats 80.0% 82.0% 84.0% 86.0% 88.0% 90.0% 92.0% 94.0% 96.0% 98.0% 100.0% Jan Feb Apr May Jun Jul Aug Sep Oct Nov Dec % Hatchery Utilization 2021 2022 4 Yr. Avg. - Excl 2020

Egg Sets Above Q3-21 Levels by 3.0%; Hatchability Pacing High Above 2021 Source: USDA 10 200,000 205,000 210,000 215,000 220,000 225,000 230,000 235,000 240,000 245,000 250,000 Th ou sa nd s of E gg s Chicken Egg Sets by Week - USDA 5 Year Range 2020 2021 2022 5 Yr. Avg. 74% 75% 76% 77% 78% 79% 80% 81% 82% 83% % Chicken Hatchability by Week - USDA 5 Year Range 2020 2021 2022 5 Yr. Avg.

Source: USDA 11 Broiler Placements Grew 3.5% Y/Y as Growth in Egg Sets Aided by Improved Hatchability 160,000 165,000 170,000 175,000 180,000 185,000 190,000 195,000 200,000 H ea d (0 00 ) Chicken Broiler Placed by Week- USDA 5 Year Range 2020 2021 2022 5 Yr. Avg.

Source: USDA 12 Industry Head Counts Continue to Shift Away From <4.25 Segment; Increased Counts in Medium Sizes 25.5% 25.3% 24.8% 22.7% 21.8% 20.9% 19.7% 17.9% 32.2% 31.2% 30.4% 30.2% 28.7% 27.4% 26.2% 27.5% 20.9% 22.5% 23.6% 25.4% 26.2% 27.6% 28.4% 29.9% 21.4% 20.9% 21.2% 21.7% 23.3% 24.1% 25.7% 24.7% 2015 2016 2017 2018 2019 2020 2021 2022 Head Processed by Size <4.25 4.26-6.25 6.26-7.75 >7.75

Source: USDA  Inventories ended September 1% above 5-year September average.  Breast meat inventories almost 30% above year ago level.  Wings inventories continue to climb and ended September 29% above September 2021.  Combined dark meat inventories (Drumsticks, Legs, LQ, Thighs, Thigh Meat) are 8% above September 2021.  LQ experienced consecutive monthly increases in July through September. 13 500,000 550,000 600,000 650,000 700,000 750,000 800,000 850,000 900,000 950,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec LB S (0 00 ) Total Chicken Inventories 2021 2022 5 Yr. Avg. Industry Cold Storage Supplies Back Near Historical Levels

Source: PPC, EMI 14 50.00 60.00 70.00 80.00 90.00 100.00 110.00 120.00 130.00 140.00 150.00 160.00 1/ 7 1/ 21 2/ 4 2/ 18 3/ 4 3/ 18 4/ 1 4/ 15 4/ 29 5/ 13 5/ 27 6/ 10 6/ 24 7/ 8 7/ 22 8/ 5 8/ 19 9/ 2 9/ 16 9/ 30 10 /1 4 10 /2 8 11 /1 1 11 /2 5 12 /9 12 /2 3 Ce nt s/ Lb EMI Jumbo Cutout Value 5 Year Range 2020 2021 2022 5 Yr. Avg. Cutout Declined Sharply, Within 5 Year Range in Q3

BSB, Tenders LQ and Wings Trended Downwards in Q3; Wings Below 5-Year Range 15 110.05100.00 150.00 200.00 250.00 300.00 350.00 1/ 7 2/ 6 3/ 8 4/ 7 5/ 7 6/ 6 7/ 6 8/ 5 9/ 4 10 /4 11 /3 12 /3 C en ts /L b USDA Whole Wings 5 Year Range 2020 2021 2022 Wings 2022 National 5 Year Average 38.16 15.00 20.00 25.00 30.00 35.00 40.00 45.00 50.00 55.00 60.00 65.00 1/ 7 2/ 6 3/ 8 4/ 7 5/ 7 6/ 6 7/ 6 8/ 5 9/ 4 10 /4 11 /3 12 /3 C en ts /L b USDA Leg Quarters 5 Year Range 2020 2021 2022 LQ 2022 National 5 Year Average 124.9 75.00 125.00 175.00 225.00 275.00 325.00 375.00 425.00 1/ 7 2/ 6 3/ 8 4/ 7 5/ 7 6/ 6 7/ 6 8/ 5 9/ 4 10 /4 11 /3 12 /3 Ce nt s/ Lb USDA Boneless/Skinless Breast 5 Year Range 2020 2021 2022 BSB 2022 National 5 Year Average 171.09 75.00 125.00 175.00 225.00 275.00 325.00 375.00 1/ 7 2/ 6 3/ 8 4/ 7 5/ 7 6/ 6 7/ 6 8/ 5 9/ 4 10 /4 11 /3 12 /3 Ce nt s/ Lb USDA Tenders 5 Year Range 2020 2021 2022 Tenders 2022 National 5 Year Average Note: On the week of September 2nd, USDA revised their reporting of chicken prices from regional prices to one national metric. The old USDA NE Broiler prices previously used provided the largest sample size and the most accurate reflection of the chicken market. The above pricing indicates the new national price reflected by the USDA reporting from 9/2 on.

16 WOGs Experienced Seasonal Decline But Has Stabilized Source: EMI 118.5 60.0 70.0 80.0 90.0 100.0 110.0 120.0 130.0 140.0 150.0 160.0 1/ 7 1/ 21 2/ 4 2/ 18 3/ 4 3/ 18 4/ 1 4/ 15 4/ 29 5/ 13 5/ 27 6/ 10 6/ 24 7/ 8 7/ 22 8/ 5 8/ 19 9/ 2 9/ 16 9/ 30 10 /1 4 10 /2 8 11 /1 1 11 /2 5 12 /9 12 /2 3 Ce nt s/ Lb . EMI WOG 2.5-4.0 LBS 5 Year Range 2020 2021 2022 5 Yr. Avg.

APPENDIX 17

Source: PPC Appendix: Reconciliation of Adjusted EBITDA “EBITDA” is defined as the sum of net income plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (1) foreign currency transaction losses, (2) transaction costs related to business acquisitions, (3) costs related to the DOJ agreement and litigation settlements, (4) property insurance recoveries for Mayfield, Kentucky tornado property damage losses, (5) deconsolidation of subsidiary and (6) net income (loss) attributable to noncontrolling interests. EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the U.S. (“U.S. GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA applicable to continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under U.S. GAAP. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under U.S. GAAP. In addition, other companies in our industry may calculate these measures differently limiting their usefulness as a comparative measure. Because of these limitations, EBITDA and Adjusted EBITDA should not be considered as an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with U.S. GAAP. These limitations should be compensated for by relying primarily on our U.S. GAAP results and using EBITDA and Adjusted EBITDA only on a supplemental basis. 18

Appendix: Reconciliation of Adjusted EBITDA

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Three Months Ended		Nine Months Ended	
	September 25, 2022	September 26, 2021	September 25, 2022	September 26, 2021
	(In thousands)			
Net income (loss)	$ 258,999	$ 60,835	$ 901,580	$ (5,200)
Add:				
Interest expense, net[(a)]	34,222	28,589	106,346	106,366
Income tax expense	65,749	30,385	253,679	55,931
Depreciation and amortization	98,966	92,076	300,962	274,336
EBITDA	457,936	211,885	1,562,567	431,433
Add:				
Foreign currency transaction losses[(b)]	54	2,359	14,348	9,018
Transaction costs related to acquisitions[(c)]	—	6,773	972	9,318
DOJ agreement and litigation settlements[(d)]	19,300	126,000	28,282	524,285
Minus:				
Property insurance recoveries for Mayfield tornado losses[(e)]	16,182	—	19,997	—
Deconsolidation of subsidiary[(f)]	—	—	—	1,131
Net income attributable to noncontrolling interest	647	110	674	444
Adjusted EBITDA	$ 460,461	$ 346,907	$ 1,585,498	$ 972,369

(a) Interest expense, net, consists of interest expense less interest income.
(b) The Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset's acquisition. Currency exchange gains or losses resulting from these remeasurements, as well as, from our U.K. and Europe reportable segment are included in the line item Foreign currency transaction losses in the Condensed Consolidated Statements of Income.
(c) Transaction costs related to acquisitions includes those charges that are incurred in conjunction with business acquisitions.
(d) On October 13, 2020, Pilgrims announced that we entered into a plea agreement (the "Plea Agreement") with the DOJ. As a result of the Plea Agreement, we recognized a fine of $110.5 million. On February 23, 2021, the Colorado Court approved the Plea Agreement and assessed a fine of $107.9 million. The difference between the original accrual and the payment is recorded in DOJ agreement and litigation settlements in the three months ended March 28, 2021. The additional expense recognized in the three and nine months ended September 26, 2021 and September 25, 2022 was offset by amounts recognized in anticipation of probable settlements in ongoing litigation.
(e) This represents property insurance recoveries for the property damage losses incurred as a result of the tornado in Mayfield, KY in December 2021.
(f) This represents a gain recognized as a result of deconsolidation of a subsidiary.

Source: PPC

19

Source: PPC Appendix: Reconciliation of LTM Adjusted EBITDA The summary unaudited consolidated income statement data for the twelve months ended September 25, 2022 (the LTM Period) have been calculated by subtracting the applicable unaudited consolidated income statement data for the nine months ended September 26, 2021 from the sum of (1) the applicable audited consolidated income statement data for the year ended December 26, 2021 and (2) the applicable unaudited consolidated income statement data for the nine months ended September 25, 2022. 20 PILGRIM'S PRIDE CORPORATION Reconciliation of LTM Adjusted EBITDA (Unaudited) Three Months Ended LTM Ended December 26, 2021 March 27, 2022 June 26, 2022 September 25, 2022 September 25, 2022 (In thousands) Net income $ 36,468 $ 280,560 $ 362,021 $ 258,999 $ 938,048 Add: Interest expense, net 33,370 35,022 37,102 34,222 139,716 Income tax expense 5,191 75,219 112,711 65,749 258,870 Depreciation and amortization 106,488 102,142 99,854 98,966 407,450 EBITDA 181,517 492,943 611,688 457,936 1,744,084 Add: Foreign currency transaction losses (gains) (18,400) 11,536 2,758 54 (4,052) Transaction costs related to acquisitions 9,540 717 255 — 10,512 DOJ agreement and litigation settlements 131,940 500 8,482 19,300 160,222 Restructuring activities 5,802 — — — 5,802 Hometown Strong commitment 1,000 — — — 1,000 Charge for fair value markup of acquired inventory 4,974 — — — 4,974 Minus: Property insurance recoveries for Mayfield tornado losses — 3,815 — 16,182 19,997 Net income (loss) attributable to noncontrolling interest (286) 122 (95) 647 388 Adjusted EBITDA $ 316,659 $ 501,759 $ 623,278 $ 460,461 $ 1,902,157

Pilgrim's

Appendix: Reconciliation of EBITDA Margin

EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by net sales for the applicable period. EBITDA margins are presented because they are used by management and we believe it is frequently used by securities analysts, investors and other interested parties, as a supplement to our results prepared in accordance with U.S. GAAP, to compare the performance of companies.

PILGRIM'S PRIDE CORPORATION
Reconciliation of EBITDA Margin
(Unaudited)

	Three Months Ended		Nine Months Ended		Three Months Ended		Nine Months Ended	
	September 25, 2022	September 26, 2021	September 25, 2022	September 26, 2021	September 25, 2022	September 26, 2021	September 25, 2022	September 26, 2021
	(In thousands)							
Net income (loss)	$ 258,999	$ 60,835	$ 901,580	$ (5,200)	5.80 %	1.59 %	6.76 %	(0.05) %
Add:								
Interest expense, net	34,222	28,589	106,346	106,366	0.77 %	0.75 %	0.80 %	0.99 %
Income tax expense	65,749	30,385	253,679	55,931	1.47 %	0.79 %	1.90 %	0.52 %
Depreciation and amortization	98,966	92,076	300,962	274,336	2.21 %	2.40 %	2.25 %	2.55 %
EBITDA	457,936	211,885	1,562,567	431,433	10.25 %	5.53 %	11.71 %	4.01 %
Add:								
Foreign currency transaction losses	54	2,359	14,348	9,018	— %	0.06 %	0.10 %	0.08 %
Transaction costs related to business acquisitions	—	6,773	972	9,318	— %	0.18 %	0.01 %	0.09 %
DOJ agreement and litigation settlements	19,300	126,000	28,282	524,285	0.43 %	3.29 %	0.21 %	4.88 %
Minus:								
Property insurance recoveries for Mayfield tornado losses	16,182	—	19,997	—	0.36 %	— %	0.15 %	— %
Deconsolidation of subsidiary	—	—	—	1,131	— %	— %	— %	0.01 %
Net income attributable to noncontrolling interest	647	110	674	554	0.01 %	— %	0.01 %	0.01 %
Adjusted EBITDA	$ 460,461	$ 346,907	$ 1,585,498	$ 972,369	10.31 %	9.06 %	11.87 %	9.04 %
Net sales	$ 4,468,969	$ 3,827,566	$ 13,341,012	$ 10,738,689	$4,468,969	$ 3,827,566	$13,341,012	$10,738,689

Source: PPC

21

Appendix: Reconciliation of Adjusted EBITDA by Segment

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Three Months Ended September 25, 2022				Three Months Ended September 26, 2021			
	U.S.	U.K. & Europe	Mexico	Total	U.S.	U.K. & Europe	Mexico	Total
	(In thousands)				(In thousands)			
Net income (loss)	$ 250,744	$ 18,289	$ (10,034)	$ 258,999	$ 28,892	$ (1,513)	$ 33,456	$ 60,835
Add:								
Interest expense (income), net[(a)]	34,537	457	(772)	34,222	28,916	525	(852)	28,589
Income tax expense	68,927	(667)	(2,511)	65,749	9,793	3,414	17,178	30,385
Depreciation and amortization	60,868	32,210	5,888	98,966	60,285	25,720	6,071	92,076
EBITDA	415,076	50,289	(7,429)	457,936	127,886	28,146	55,853	211,885
Add:								
Foreign currency transaction loss (gain)[(b)]	69	(1,809)	1,794	54	2,323	(558)	594	2,359
Transaction costs related to acquisitions[(c)]	—	—	—	—	6,773	—	—	6,773
DOJ agreement and litigation settlements[(d)]	19,300	—	—	19,300	126,000	—	—	126,000
Minus:								
Property insurance recoveries for Mayfield tornado losses[(e)]	16,182	—	—	16,182	—	—	—	—
Net income attributable to noncontrolling interest	—	—	647	647	—	—	110	110
Adjusted EBITDA	$ 418,263	$ 48,480	$ (6,282)	$ 460,461	$ 262,982	$ 27,588	$ 56,337	$ 346,907

(a) Interest expense, net, consists of interest expense less interest income.
(b) The Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset's acquisition. Currency exchange gains or losses resulting from these remeasurements, as well as, from our U.K. and Europe reportable segment are included in the line item Foreign currency transaction losses in the Condensed Consolidated Statements of Income.
(c) Transaction costs related to acquisitions includes those charges that are incurred in conjunction with business acquisitions.
(d) On October 13, 2020, Pilgrims announced that we entered into a plea agreement (the "Plea Agreement") with the DOJ. As a result of the Plea Agreement, we recognized a fine of $110.5 million. On February 23, 2021, the Colorado Court approved the Plea Agreement and assessed a fine of $107.9 million. The difference between the original accrual and the payment is recorded in DOJ agreement and litigation settlements in the three months ended March 28, 2021. The additional expense recognized in the three and nine months ended September 26, 2021 and September 25, 2022 was offset by amounts recognized in anticipation of probable settlements in ongoing litigation.
(e) This represents property insurance recoveries for the property damage losses incurred as a result of the tornado in Mayfield, KY in December 2021.

Source: PPC

22

Appendix: Reconciliation of Adjusted EBITDA by Segment

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Nine Months Ended September 25, 2022				Nine Months Ended September 26, 2021			
	U.S.	U.K. & Europe	Mexico	Total	U.S.	U.K. & Europe	Mexico	Total
	(In thousands)				(In thousands)			
Net income (loss)	$ 793,597	$ 18,551	$ 89,432	$ 901,580	$(149,356)	$200	$ 143,956	$(5,200)
Add:								
Interest expense (income), net[(a)]	105,847	1,493	(994)	106,346	108,608	1,147	(3,389)	106,366
Income tax expense	242,342	(12,383)	23,720	253,679	(46,932)	36,993	65,870	55,931
Depreciation and amortization	181,247	101,475	18,240	300,962	179,057	76,917	18,362	274,336
EBITDA	1,323,033	109,136	130,398	1,562,567	91,377	115,257	224,799	431,433
Add:								
Foreign currency transaction loss (gain)[(b)]	18,642	(3,450)	(844)	14,348	5,803	(977)	4,192	9,018
Transaction costs related to acquisitions[(c)]	847	125	—	972	9,318	—	—	9,318
DOJ agreement & litigation settlements[(d)]	28,282	—	—	28,282	524,285	—	—	524,285
Minus:								
Property insurance recoveries for Mayfield tornado losses[(e)]	19,997	—	—	19,997	—	—	—	—
Deconsolidation of subsidiary[(f)]	—	—	—	—	—	1,131	—	1,131
Net income attributable to noncontrolling interest	—	—	674	674	—	—	554	554
Adjusted EBITDA	$ 1,350,807	$ 105,811	$ 128,880	$ 1,585,498	$ 630,783	$ 113,149	$ 228,437	$ 972,369

(a) Interest expense, net, consists of interest expense less interest income.
(b) The Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset's acquisition. Currency exchange gains or losses resulting from these remeasurements, as well as, from our U.K. and Europe reportable segment are included in the line item Foreign currency transaction losses in the Condensed Consolidated Statements of Income.
(c) Transaction costs related to acquisitions includes those charges that are incurred in conjunction with business acquisitions.
(d) On October 13, 2020, Pilgrims announced that we entered into a plea agreement (the "Plea Agreement") with the DOJ. As a result of the Plea Agreement, we recognized a fine of $110.5 million. On February 23, 2021, the Colorado Court approved the Plea Agreement and assessed a fine of $107.9 million. The difference between the original accrual and the payment is recorded in DOJ agreement and litigation settlements in the three months ended March 28, 2021. The additional expense recognized in the three and nine months ended September 26, 2021 and September 25, 2022 was offset by amounts recognized in anticipation of probable settlements in ongoing litigation.
(e) This represents property insurance recoveries for the property damage losses incurred as a result of the tornado in Mayfield, KY in December 2021.
(f) This represents a gain recognized as a result of deconsolidation of a subsidiary.

Source: PPC

23

Source: PPC Appendix: Reconciliation of GAAP EPS to Adjusted EPS Adjusted EPS is calculated by dividing the adjusted net income attributable to Pilgrim's stockholders by the weighted average number of diluted shares. Management believes that Adjusted EPS provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of U.S. GAAP to non-U.S. GAAP financial measures is as follows: (a) Net tax impact of adjustments represents the tax impact of all adjustments shown above. 24 PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Net Income (Unaudited) Three Months Ended Nine Months Ended September 25, 2022 September 26, 2021 September 25, 2022 September 26, 2021 (In thousands, except per share data) Net income (loss) attributable to Pilgrim's $ 258,352 $ 60,725 $ 900,906 $ (5,754) Add: Foreign currency transaction losses 54 2,359 14,348 9,018 Transaction costs related to acquisitions — 6,773 972 9,318 DOJ agreement and litigation settlements 19,300 126,000 28,282 524,285 Loss on early extinguishment of debt recognized as a component of interest expense — 400 — 24,654 Minus: Property insurance recoveries for Mayfield tornado losses 16,182 — 19,997 — Deconsolidation of subsidiary — — — 1,131 Adjusted net income attributable to Pilgrim's before tax impact of adjustments 261,524 196,257 924,511 560,390 Net tax impact of adjustments(a) (790) (33,761) (5,880) (141,026) Adjusted net income attributable to Pilgrim's $ 260,734 $ 162,496 $ 918,631 $ 419,364 Weighted average diluted shares of common stock outstanding 239,208 244,195 241,494 243,643 Adjusted net income attributable to Pilgrim's per common diluted share $ 1.09 $ 0.67 $ 3.80 $ 1.72

Source: PPC Appendix: Reconciliation of GAAP EPS to Adjusted EPS Adjusted EPS is calculated by dividing the adjusted net income attributable to Pilgrim's stockholders by the weighted average number of diluted shares. Management believes that Adjusted EPS provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of U.S. GAAP to non-U.S. GAAP financial measures is as follows: (a) Net tax impact of adjustments represents the tax impact of all adjustments shown above. 25 PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Three Months Ended Nine Months Ended September 25, 2022 September 26, 2021 September 25, 2022 September 26, 2021 (In thousands, except per share data) GAAP EPS $ 1.08 $ 0.25 $ 3.73 $ (0.02) Add: Foreign currency transaction losses — 0.01 0.06 0.04 Transaction costs related to acquisitions — 0.03 — 0.04 DOJ agreement and litigation settlements 0.08 0.52 0.12 2.15 Loss on early extinguishment of debt recognized as a component of interest expense — — — 0.10 Minus: Property insurance recoveries for Mayfield tornado losses 0.07 — 0.08 — Adjusted EPS before tax impact of adjustments 1.09 0.81 3.83 2.31 Net tax impact of adjustments(a) — (0.14) (0.03) (0.59) Adjusted EPS $ 1.09 $ 0.67 $ 3.80 $ 1.72 Weighted average diluted shares of common stock outstanding 239,208 244,195 241,494 243,643

Source: PPC Appendix: Supplementary Selected Segment and Geographic Data 26 PILGRIM'S PRIDE CORPORATION Supplementary Selected Segment and Geographic Data (Unaudited) Three Months Ended Nine Months Ended September 25, 2022 September 26, 2021 September 25, 2022 September 26, 2021 (In thousands) Sources of net sales by geographic region of origin: U.S. $ 2,836,920 $ 2,466,850 $ 8,318,007 $ 6,714,879 U.K. and Europe 1,203,095 930,440 3,640,129 2,721,019 Mexico 428,954 430,276 1,382,876 1,302,791 Total net sales $ 4,468,969 $ 3,827,566 $ 13,341,012 $ 10,738,689 Sources of cost of sales by geographic region of origin: U.S. $ 2,391,612 $ 2,188,822 $ 6,906,059 $ 6,063,644 U.K. and Europe 1,150,626 898,116 3,479,626 2,600,842 Mexico 429,475 368,799 1,239,348 1,060,918 Elimination (14) (14) (42) (42) Total cost of sales $ 3,971,699 $ 3,455,723 $ 11,624,991 $ 9,725,362 Sources of gross profit by geographic region of origin: U.S. $ 445,308 $ 278,028 $ 1,411,948 $ 651,235 U.K. and Europe 52,469 32,324 160,503 120,177 Mexico (521) 61,477 143,528 241,873 Elimination 14 14 42 42 Total gross profit $ 497,270 $ 371,843 $ 1,716,021 $ 1,013,327 Sources of operating income (loss) by geographic region of origin: U.S. $ 338,548 $ 70,666 $ 1,146,821 $ (85,380) U.K. and Europe 14,198 445 406 32,771 Mexico (13,558) 49,652 106,850 208,677 Elimination 14 14 42 42 Total operating income $ 339,202 $ 120,777 $ 1,254,119 $ 156,110